                                                                 EXHIBIT 10.29.1

                              FIRST AMENDMENT TO
                     REVOLVING CREDIT, TERM LOAN, CAPITAL
               EXPENDITURE LOAN, GUARANTY AND SECURITY AGREEMENT


Preamble.  THIS FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN, CAPITAL
--------
EXPENDITURE LOAN, GUARANTY AND SECURITY AGREEMENT (hereinafter, together with all schedules and exhibits hereto, and any supplements, additions, modifications or amendments thereto made from time to time called the "First Amendment"),
                                                         ---------------
dated as of June 29, 2001 (the "First Amendment Date"), is made by and among HLM
                                --------------------
DESIGN, INC., a Delaware corporation, as borrower ("Borrower"); all those
                                                    --------
parties identified in the Credit Agreement (defined below) as the "Affiliate Guarantors" (the "Affiliate Guarantors"); IBJ WHITEHALL BUSINESS CREDIT
                  --------------------
CORPORATION, a New York corporation (hereinafter, together with its successors and permitted assigns, called "IBJW"), as sole Lender thereunder and as agent
                               ----
for all Lenders from time to time party thereto and any Issuer (IBJW, in such capacity, the "Agent").
               -----

          The Borrower, and the Affiliate Guarantors (collectively, the "Obligors"), and IBJW (the foregoing parties herein sometimes collectively
 --------
called the "Parties" and individually called a "Party") are parties to a certain
            -------                             -----
Revolving Credit, Term Loan, Capital Expenditure Loan, Guaranty and Security Agreement, dated as of February 7, 2000 (which is, as amended pursuant to this First Amendment, called herein the "Credit Agreement"), pursuant to which, among
                                    ----------------
other things, IBJW, as sole Lender, agreed to extend credit and other financial accommodations to the Borrower.

          The Parties have agreed to modify and amend the Credit Agreement in the manner, and subject to the terms and conditions, set forth hereinbelow in order to reduce the amount of credit available for Revolving Advances, increase the Term Loan, change the principal amortization of the Term Loan, cancel the commitment to make Capital Expenditure Loans, and waive, for one time only, the mandatory prepayment based on Excess Cash Flow.

          NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

          SECTION 1.    Definitions.  Capitalized terms used in this First
                        -----------
Amendment and not defined herein are defined in the Credit Agreement.

          SECTION 2.    Amendments.  The Credit Agreement shall be amended as
                        ----------
follows:

          (a) Reduction in Maximum Revolving Advance Amount. The Maximum
              ---------------------------------------------
Revolving Advance Amount, defined in Section 1.1 of the Credit Agreement, shall be reduced, effective on the First Amendment Date, from "Seventeen Million Dollars ($17,000,000)" to "Twelve Million Five Hundred Thousand Dollars ($12,500,000)." In accordance with Section 2.8 of the Credit Agreement, any Advances outstanding in excess of the reduced Maximum Revolving Advance Amount on the First Amendment Date must be paid in full. Revolving Advances shall continue to be evidenced by the existing Revolving Credit Note, executed on the Closing Date, which shall be deemed amended accordingly to reflect the foregoing terms.

          (b) Changes in Term Loan. The Term Loan, which has an unpaid principal
              --------------------
balance as of the First Amendment Date (but before giving effect to this First Amendment) of $1,166,666.75, is hereby increased by an Advance equal to $400,000, with the proceeds of such Advance to be disbursed to Borrower as a reduction against outstanding Revolving Advances on the First Amendment Date. The restated amount of the Term Loan shall be equal to $1,566,666.75, and be repaid in level installments of $80,000 per month, due and payable on the last day of each calendar month, beginning on July 31, 2001 (the installment due on June 30, 2001 being kept at $55,555.55), provided that the final installment,
                                         --------
which may be more or less than $80,000, shall be due and payable on the last day of the Term and be in that amount necessary to pay in full the now increased Term Loan. The increased Term Loan, as so amended, shall continue to be evidenced by the existing Term Note, executed on the Closing Date, which shall be deemed amended accordingly to reflect the foregoing terms.

          (c) Cancellation of Capital Expenditure Line. From and after the First
              ----------------------------------------
Amendment Date, Capital Expenditure Loans shall no longer be made available to Borrower pursuant to Section 2.5 of the Credit Agreement, and all existing Capital Expenditure Loans (if any) shall be paid in full.

          (d) One-Time Waiver of Excess Cash Flow Prepayment. The mandatory
              ----------------------------------------------
prepayment event, based on Excess Cash Flow, relative to the Term Loan, specified in Section 2.15(b) of the Credit Agreement, is hereby waived for the payment due on April 30, 2001 (but all other, future such mandatory prepayment events are hereby preserved).

     SECTION 3. Waiver of Claims. As a specific inducement to the other Parties
                ----------------
without which the Obligors acknowledge the other Parties would not enter into this First Amendment, the Borrowers hereby waive any and all claims that it may have against any other Party, as of the date hereof, arising out of or relating to the Credit Agreement or any Other Document whether sounding in contract, tort, or any other basis.

     SECTION 4. Conditions of Effectiveness. This First Amendment shall become
                ---------------------------
effective when, and only when, the Agent shall have received the following, each in form and substance satisfactory to the Agent, at which time the amendments set forth in Section 2 above shall become effective, retroactive to the Closing
Date:

          (a) a duly executed original counterparts of this First Amendment;

          (b) a certificate of the Secretary (or Assistant Secretary) of Borrower, attaching and certifying copies of its bylaws and of the resolutions of its board of directors or its members, as the case may be, authorizing the execution, delivery and performance of this First Amendment and the Other Documents to which it is a party and certifying the name, title and true signature of each officer of such entities executing this First Amendment and the Other Documents;

     SECTION 5.    Miscellaneous.
                   -------------

          5.1   Reference to Credit Agreement. Upon the effectiveness of this
                -----------------------------
First Amendment, each reference in the Credit Agreement to "this Credit Agreement" and each reference in the Other Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          5.2   Effect on Other Documents. Except as specifically amended above,
                -------------------------
all terms of the Credit Agreement and all Other Documents shall remain in full force and effect and are hereby ratified and confirmed.

          5.3   No Waiver. The execution, delivery and effectiveness of this
                ---------
First Amendment shall not operate as a waiver of any right, power, or remedy of Lenders or the Agents under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

          5.4   Costs, Expenses and Taxes. The Borrowers agrees to pay on demand
                -------------------------
all costs and expenses of IBJW in connection with the preparation, reproduction, execution, and delivery of this First Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for IBJW with respect hereto.

          5.5   No Novation. Nothing contained herein intended, or shall be
                -----------
construed, to constitute a novation to the Credit Agreement or any Other
Document.

          5.6   Governing Law. This First Amendment shall be governed by and
                -------------
construed in accordance with the laws of the State of New York, without giving affect to conflict of law provisions.

          5.7   Counterparts. This First Amendment may be executed in
                ------------
counterparts. Each counterpart shall bind the Party or Parties executing same. All counterparts, taken together, shall constitute one and the same agreement.


                         [SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the Parties have caused this First Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Lender and as Agent
                              (SEAL)


                              By:   /s/ Joseph J. Zautra
                                 -----------------------------
                              Name:     Joseph J. Zautra
                                   ---------------------------
                              Title: Vice President
                                    --------------------------


                              HLM DESIGN, INC., as Borrower and Borrowing Agent


                              By:   /s/ Vernon B. Brannon
                                 -----------------------------
                              Name:     Vernon B. Brannon
                                   ---------------------------
                              Title: Chief Operating Officer
                                    --------------------------


                              JPJ ARCHITECTS, INC., as Affiliate Guarantor


                              By:   /s/ Vernon B. Brannon
                                 -----------------------------
                              Name:     Vernon B. Brannon
                                   ---------------------------
                              Title: Chief Operating Officer
                                    --------------------------


                              HLM DESIGN USA, INC., as Affiliate Guarantor


                              By:   /s/ Vernon B. Brannon
                                 -----------------------------
                              Name:     Vernon B. Brannon
                                   ---------------------------
                              Title: Chief Operating Officer
                                    --------------------------

                              HLM DESIGN ARCHITECTURE ENGINEERING AND PLANNING, P.C., as Affiliate Guarantor


                              By:   /s/ Vernon B. Brannon
                                 -----------------------------
                              Name:     Vernon B. Brannon
                                   ---------------------------
                              Title: Chief Operating Officer
                                    --------------------------


                              HLM DESIGN OF NORTHAMERICA, INC., as Affiliate Guarantor


                              By:   /s/ Vernon B. Brannon
                                 -----------------------------
                              Name:     Vernon B. Brannon
                                   ---------------------------
                              Title: Chief Operating Officer
                                    --------------------------


                              SOTA SOFTWARE SYSTEMS, INC., as Affiliate
                              Guarantor


                              By:   /s/ Vernon B. Brannon
                                 -----------------------------
                              Name:     Vernon B. Brannon
                                   ---------------------------
                              Title: Chief Operating Officer
                                    --------------------------